Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Core Resource Management, Inc. (the “Company”) in their capacity as Principal Executive Officer and Principal Financial Officer, respectively, does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2014 (the “Form 10-Q/A”) of the Company fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and the information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-Q/A.

Date:	October 10, 2014

/s/ James Clark

Mr. James Clark

Chief Executive Officer and interim Chief Financial Officer